KRANESHARES TRUST

KraneShares Asia Robotics and Artificial Intelligence Index ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares CICC China 5G and Technology Leaders Index ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI All China Consumer Discretionary Index ETF

KraneShares MSCI All China Consumer Staples Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI China A Hedged Index ETF

KraneShares MSCI China Environment Index ETF

KraneShares MSCI China ESG Leaders ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares SSE Star Market 50 Index ETF

(collectively, the “Funds”)

Supplement dated January 13, 2021 to the currently effective Statutory Prospectuses for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectuses for the Funds.

1.	In the “Additional Information About the Funds” section of the Statutory Prospectus for the Funds, except KraneShares MSCI China ESG Leaders ETF, the third paragraph is deleted in its entirely and replaced with the following:

Any security that a U.S. investor is not reasonably believed to be permitted to hold or acquire due to legal, regulatory or similar reasons, including executive orders, may be excluded from Underlying Indexes and will be excluded from Fund portfolios. The Fund(s) will not hold such securities, or any derivative exposure thereto, even if they are a constituent of an Underlying Index. The Funds may similarly exclude from their portfolios securities that they reasonably expect not to be permitted to hold or acquire in the future due to legal, regulatory or similar reasons, including executive orders. To the extent that an Underlying Index does not exclude such a security, the performance of the Fund and Underlying Index may diverge.

2.	In the “Additional Information About the Fund” section of the Statutory Prospectus for KraneShares MSCI China ESG Leaders ETF, the following is added after the second paragraph:

Any security that a U.S. investor is not reasonably believed to be permitted to hold or acquire due to legal, regulatory or similar reasons, including executive orders, may be excluded from the Underlying Index and will be excluded from the Fund’s portfolio. The Fund will not hold such securities, or any derivative exposure thereto, even if they are a constituent of the Underlying Index. The Fund may similarly exclude from its portfolio securities that it reasonably expect not to be permitted to hold or acquire in the future due to legal, regulatory or similar reasons, including executive orders. To the extent that the Underlying Index does not exclude such a security, the performance of the Fund and Underlying Index may diverge.

The Underlying Index permits securities that are newly listed in IPOs to become index constituents if certain criteria are met and the Fund may be subject to IPO risk.

3.	In the “Additional Information About the Funds - Investment Risks” section of the Statutory Prospectus for KraneShares MSCI China ESG Leaders ETF, the following is added after the fifth paragraph of the “China Risk-General” section:

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.